Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Crypto Industry Innovators ETF

(the “Fund”)

November 13, 2026

Supplement to the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
dated May 1, 2026

Effective following the close of business on December 31, 2026, Exchange Traded Concepts, LLC (“ETC”) will no longer serve as investment sub-adviser to the Fund. Bitwise Investment Manager, LLC (“Bitwise”), the Fund’s investment adviser, will assume ETC’s role in the day-to-day management of the Fund. Additionally, Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper will no longer serve as portfolio managers to the Fund. Jennifer Thornton and Daniela Padilla will continue to serve as portfolio managers to the Fund.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE